Exhibit 32.2


                                  CERTIFICATION


     In connection with the quarterly report on Form 10-Q of Investors Capital Holdings, Ltd. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Timothy B. Murphy, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) of 78(d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Investors Capital Holdings, Ltd.





Date:    November 14, 2003                  By:  /s/ Timothy B. Murphy
                                               -------------------------------
                                                     Timothy B. Murphy
                                                     Chief Financial Officer